UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 18, 2021

Commission File Number: 000-51068

VetaNova Inc

(Exact name of registrant as specified in its charter)

Nevada	85-1736272
(State or other jurisdiction of	(I.R.S. Employer
incorporation or organization)	Identification Number)

335 A Josephine Street

Denver, CO 80206

(Address of Principal Executive Offices) (Zip Code)

(303) 248-6883

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Securities Registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered

Item 9.01 – Exhibits

99.1	Press Release of the Company entitled “VetaNova Acquires 157 Acre Greenhouse Complex” dated June 14, 2021.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VetaNova Inc

Date: June 21, 2021	By:	/s/ John McKowen
John McKowen, Chief Executive Officer

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